Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
Income Taxes

(10)  Income Taxes

The Company is qualified and has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (“the Code”), for federal income tax purposes commencing with the tax year ended December 31, 1995.  Since the Company qualifies for taxation as a REIT, the Company generally is not subject to federal income tax on taxable income that is distributed to stockholders.  A REIT is subject to a number of organizational and operational requirements, including a requirement that it distribute at least 90% of its taxable income to stockholders, subject to certain adjustments.  If the Company fails to qualify as a REIT in any taxable year, without the benefit of certain relief provisions, the Company will be subject to federal and state income tax on its taxable income at regular corporate tax rates.  Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income, property or net worth and federal income and excise taxes on its undistributed income.

The Company engages in certain activities through Inland Venture Corporation (“IVC”) and IEVC, wholly-owned TRS entities.  These entities engage in activities that would otherwise produce income that would not be REIT qualifying income.  The TRS entities are subject to federal and state income and franchise taxes from these activities.

The Company had no uncertain tax positions as of December 31, 2011.  The Company expects no significant increases or decreases in uncertain tax positions due to changes in tax positions within one year of December 31, 2011. The Company has no material interest or penalties relating to income taxes recognized in the consolidated statements of operations and other comprehensive income for the years ended December 31, 2011, 2010 and 2009 or in the consolidated balance sheets as of December 31, 2011 and 2010. As of December 31, 2011, returns for the calendar years 2007 through 2010 remain subject to examination by U.S. and various state and local tax jurisdictions.

Income taxes have been provided for on the asset and liability method, as required by existing guidance.  Under the asset and liability method, deferred income taxes are recognized for the temporary differences between the financial reporting basis and the tax basis of assets and liabilities.

IVC and IEVC’s benefit (expense) provision for income taxes for the years ended December 31, 2011, 2010 and 2009 is summarized as follows:

	2011	2010	2009
Current:

Federal	$(753)	(553)	(608)
State	(191)	(212)	(136)

Deferred:

Federal	2,179	3,437	3,891
State	696	1,348	898

Valuation Allowance	(1,299)	(4,739)	(3,532)

Total income tax benefit (expense)	$632	(719)	513

The actual income tax expense of IVC and IEVC for the years ended December 31, 2011, 2010 and 2009 differs from the “expected” income tax expense (computed by applying the appropriate U.S. Federal income tax rate to earnings before income taxes) as a result of the following:

	2011	2010	2009

Computed “expected” income tax expense (34%)	$1,437	3,307	3,636
State income taxes, net Federal income tax effect	344	858	516
Prior period deferred adjustment	-	(117)	-
Permanent differences	150	(44)	(107)
Change in valuation allowance	(1,299)	(4,739)	(3,532)
Other	-	16	-

	$632	(719)	513

The components of the deferred tax assets and deferred tax liabilities relating to IVC and IEVC at December 31, 2011 and 2010 were as follows:

	December 31, 2011	December 31, 2010

Deferred Tax Assets
Building and improvements, principally due to differences in depreciation	$123	65
Deferred interest expense	421	421
Amortization of organization costs	20	22
Equity in earnings of unconsolidated joint ventures and amortization of basis differences	21	16
Asset impairments	13,237	10,389
Capitalized real estate taxes	154	12
Capitalized interest	352	351

Gross deferred tax assets	14,328	11,276

Valuation allowance	(9,570)	(8,271)

Total deferred tax assets	$4,758	3,005

Deferred Tax Liabilities
Straight-line rent	1	40
Investment in joint ventures	794	538
Depreciation	-	40

Total deferred tax liabilities	$795	618

Net deferred tax assets	$3,963	2,387

The Company estimated its income tax expense relating to IVC and IEVC using a combined federal and state rate of approximately 40% for the tax years ended December 31, 2011 and 2010 and 39% for the tax year ended December 31, 2009.

Deferred tax assets are recognized only to the extent that it is more likely than not that they will be realized based on consideration of available evidence, including future reversal of existing taxable temporary difference, future projected taxable income and tax planning strategies.  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.  The Company has considered various factors, including future reversals of existing taxable temporary differences, projected future taxable income and tax-planning strategies in making this assessment.  The Company recorded $9,570, $8,271 and $3,532 as a valuation allowance against its deferred tax assets for the years ended December 31, 2011, 2010 and 2009, respectively.  The balance of deferred tax assets and deferred tax liabilities are included in other assets and other liabilities, respectively, on the accompanying consolidated balance sheets.